Aggregate Capitalized Costs Related to Oil and Natural Gas Production Activities (Detail) (USD $) In Thousands, unless otherwise specified	Jun. 30, 2014	Dec. 31, 2013
Oil and natural gas interests:
Proved	$ 317,667	$ 287,732
Unproved		160,302
Total oil and natural gas interests		448,034
Less accumulated depletion		(5,199)
Net oil and natural gas interests capitalized		$ 442,835